Third quarter 2008 results October 16, 2008 Exhibit 99.2

Forward looking statements
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
       Certain statements in this presentation and other oral and written statements made by  Capital One from time to time are forward-looking statements, including those that discuss, among other things, strategies, goals, outlook or other non-historical matters; projections, revenues, income, returns, earnings per share or other financial measures for Capital One; future financial and operating results; and Capital One’s plans, objectives, expectations and intentions; and the assumptions that underlie these matters.  To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in such forward-looking statements, including, among other things:  general economic and business conditions in the
U.S., the UK, or Capital One’s local markets, including conditions affecting consumer income and confidence, spending and repayments, changes in the credit environment, including an increase or decrease in credit losses or changes in the interest rate environment; competition from providers of products and services that compete with Capital One’s businesses; financial, legal, regulatory, tax or accounting changes or actions, including actions with respect to litigation matters involving Capital One; increases or decreases in our aggregate accounts or consumer loan balances or the growth rate or composition thereof; the amount and rate of deposit growth; changes in the reputation of or expectations regarding the financial services  industry and/or Capital One with respect to practices, products or financial condition; the risk that synergies from Capital One’s acquisitions may not be fully realized or may take longer to realize than expected; disruptions from Capital One’s acquisitions negatively impacting Capital One’s ability to maintain relationships with customers, employees or suppliers; the risk that the benefits of Capital One’s cost savings initiatives may not be fully realized; Capital One’s ability to access the capital markets at attractive rates and terms to fund its operations and future growth; losses associated with new or changed products or services; Capital
One’s ability to execute on its strategic and operational plans; any significant disruption in Capital One’s operations or technology platform; Capital One’s ability to effectively control costs; the success of Capital One’s marketing efforts in attracting and retaining customers; Capital One’s ability to recruit and retain experienced management personnel; changes in the labor and employment market; and other factors listed from time to time in reports that Capital
One files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, factors set forth under the caption “Risk Factors” in its
Annual Report on Form 10-K for the year ended December 31, 2007, its Quarterly Report on Form 10-Q for the quarters ended March 31, 2008, and June
30, 2008, and its current report on form 8-K filed September 24, 2008.  You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation, unless otherwise noted. A reconciliation of any non-GAAP financial measures included in this presentation can be found in Capital One’s most recent Form 10-K concerning annual financial results, available on Capital One’s website at www.capitalone.com in Investor Relations under “About Capital One.”

• Diluted EPS of $1.00; EPS from Continuing Operations of $1.03
– Continuing Ops EPS down $1.06 from Q307, driven by higher provision expense
– Continuing Ops EPS down $0.21 from Q208, driven by higher provision expense, partially offset by higher revenue and lower expenses
• Credit performance in the quarter largely in line with prior expectations
– Managed chargeoff rate up 15bp from Q208 to 4.30%
– Managed delinquency rate up 35bp from Q208 to 3.99%
– Built allowance by $209 million; consistent with outlook for $7.2 billion in managed charge-
offs through Q309
• Balance sheet and diversified funding remain sources of strength in a volatile market
– Opportunistic issuance of common stock and continued internal capital generation adding to excess capital; TCE ratio up 29bps to 6.47%
– Immediately available liquidity of $32B
– Average deposits increased $6B from Q208 to $95.3B; average cost of deposits declined 6 bps
Third quarter 2008 highlights

Margins improved slightly in the quarter
9.38%
9.48%
9.12%
6.43%
6.19%
6.22%
5.86%
7.37%
5.70%
0%
2%
4%
6%
8%
10%
12%
Q207 Q307 Q407 Q108 Q208 Q308
Margins as % of Managed Assets
Revenue Margin
Net Interest Margin
Risk-Adjusted Margin
Q308 Drivers
• Higher fees as early stage
delinquencies rose
• Seasonal impacts on fee recognition
• Lower cost of funds
• I/O strip write-down of $67M
• No material one-time items

5 We continue to drive efficiency gains 42.6% 44.2% 48.6% 0% 10% 20% 30% 40% 50% 60% Q207 Q307 Q407 Q108 Q208 Q308 Efficiency Ratio Excluding Visa one-time impacts

Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08

Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08

Credit metrics continues to perform in-line with expectations
Monthly Managed Net Charge-off Rate
Monthly Managed Delinquency and Non-Performing Loan Rate
Bankruptcy
Filing Spike
National Lending
Local Banking
Local Banking:
Non-performing loans
as % of loans
National Lending
30+ Delinquency Rate
Q308:
5.85%
Q308:
0.46%
Q308
5.43%
Q308
0.96%
0%
2%
4%
6%
8%
0%
2%
4%
6%
8%

Allowance coverage ratios remain high
149%
172%
167%
47%
43%
57%
147%
133%
123%
0%
50%
100%
150%
200%
Q207 Q307 Q407 Q108 Q208 Q308
National Lending Segment
Allowance as % of Reported 30+
Delinquencies
US Card
Auto
International
Allowance as %
of Reported
Loans
2.3% 2.4% 2.9% 3.3% 3.4%
Quarterly Highlights
• Increased allowance for loan
losses by $209M to $3.5B
• Allowance consistent with
outlook for $7.2B in managed
charge-offs over next 12 months
• Allowance as % of reported 30+
delinquencies declined due to:
– Higher proportion of early stage
(more collectible) delinquencies
– Seasonality
3.6%

Tangible Common Equity to Tangible
Managed Assets Ratio
We remain well above our capital targets
Target Range
Quarterly Highlights
• Issued approximately $750M of common
stock
• TCE ratio increased due to retained
earnings growth and stock issuance
• Tier 1 risk-based capital ratio of 11.9%
(estimated)
6.47%
6.18%
6.33%
0%
1%
2%
3%
4%
5%
6%
7%
8%
Q2 0 7 Q3 0 7 Q4 0 7 Q1 0 8 Q2 0 8 Q3 0 8

We continue to maintain ample liquidity
$B
Readily Available Liquidity
Undrawn FHLB
Capacity
Unencumbered
Securities
Undrawn
Conduit
$32B
Q308 Highlights
• $5.7B Holding company cash covers parent
obligations for 2+ years, including dividend
• $32B of readily available liquidity is 4x next 12
months of debt maturities
– $7.8B of debt maturities in the next 12
months
– Long funds position
– No overnight funding or repo
• Funding in quarter was principally deposits
– $6.5B net deposit growth
• $7.2B in undrawn FHLB advance capacity
• $7.8B undrawn conduits: 3 year deals, staggered
maturities, backed by strong commercial banks
– Renewed $5.3B during Q308
– $3B maturing in 2009
• $16.7B unencumbered securities in $27B
investment portfolio (97% rated AAA)
0
5
10
15
20
25
30
35
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Q208 Q308

Our conservative investment portfolio is a foundation of our strong balance sheet
What is in our $27B investment portfolio
• 65% Agency MBS:  Guaranteed pass-throughs and
CMOs
• 13% Non-Agency MBS:
– Mostly AAA rated, prime jumbo collateral
– More than 2/3 super senior credit enhancement
– Less than 1% backed by subprime/Alt-A
• 9% AAA-rated ABS:  Credit card, auto and student loan
• 4% Treas/Agency:  Predominantly GSE debt issued by
Freddie, Fannie and FHLB
• 4% CMBS:  Short senior structures backed by strong
collateral
• 3% FHLB/FED Stock:  Required holding to access Fed
and FHLB lending facilities
• 2% Other:  Predominantly municipal securities
What is not in our investment portfolio
• No SIV’s, CDO’s, leveraged loans
• No exposure to equity or hybrids
• No securities backed by Option ARMs
Non-Agency
MBS
13%
FHLB/FED
Stock
3%
Other
2%
ABS
9%
CMBS
4%
Treas/Agency
4%
Agency MBS
65%
Q308 Investment Portfolio Mix

Capital One delivered an operating profit of $386M despite
increasing headwinds
Net Income from Continuing Operations ($Millions)
Q308 Q208 Q108 Q407 Q307
National Lending
US Card $ 345.0 $ 340.4 $ 491.1 $ 498.7 $ 626.8
Auto Finance 14.5 33.6 (82.4) (112.4) (3.8)
International 12.1 33.7 33.3 54.7 47.4
SUBTOTAL
371.6 407.6 442.0 441.0 670.5
Local Banking
88.2 67.1 75.8 103.6 195.5
Other
(74.0) (12.2) 114.6 (223.0) (49.6)
Total Company
$
385.8 $ 462.5 $ 632.6 $ 321.6 $ 816.4

Our US Card business continues to deliver profits and generate capital despite a deteriorating economic environment
3.85%
4.84%
5.85%
3.56%
6.26%
6.13%
3.80%
2.98%
4.28%
4.04%
3.85%
4.20%
0%
1%
2%
3%
4%
5%
6%
7%
8%
Q207 Q307 Q407 Q108 Q208 Q308
US Card
Credit Risk Metrics
15.42%
14.96%
14.67%
16.42%
17.31%
16.42%
5.09%
5.38%
5.48%
5.76%
5.88%
5.81%
0%
5%
10%
15%
20%
Q207 Q307 Q407 Q108 Q208 Q308
US Card Revenue Margin and Non-Interest
Expenses as a % of Average Loans
Revenue Margin
Managed Net
Charge-off Rate
Non-Interest Expenses as a
% of Average Loans
Managed 30+
Delinquency Rate

5.00%
3.84%
2.35%
3.56%
3.98%
4.00%
9.32%
7.62%
6.42%
7.84%
7.15%
6.00%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
Q207 Q307 Q407 Q108 Q208 Q308
Credit Risk Metrics
Managed Net
Charge-off Rate
Managed 30+
Delinquency Rate
$3.0
$3.2
$3.6
$2.4
$1.5 $1.4
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
Q207 Q307 Q407 Q108 Q208 Q308
We’ve retrenched and repositioned our auto business for resilience
Auto Loan Originations
and Managed Loans ($B)
Total Outstandings ($B)
$24.1 $24.3 $25.1 $24.6 $23.4
$22.3

In the most turbulent banking environment in a generation, our Local
Banking business continues to manage credit exposures and grow deposits while maintaining pricing discipline and margins
0.46%
0.34%
0.19% 0.20%
0.31%
0.29%
0.96%
0.81%
0.56%
0.41%
0.27%
0.19%
0%
1%
2%
3%
4%
5%
Q207 Q307 Q407 Q108 Q208 Q308
Credit Risk Metrics
Managed Net
Charge-off Rate
Non Performing Loans
as a % of Loans
$0
$10
$20
$30
$40
$50
$60
$70
$80
Local Banking
Deposit and Loan Portfolio ($B)
Loans
Deposits
Q307 Q407 Q108 Q208 Q308
$72.8
$42.2
$73.1
$44.0
$44.2
$73.4
$74.2
$44.3
$44.7
$75.0

We expect sound operating metrics in 2008, despite increasing credit headwinds
Commentary
Loan/Deposit
Growth
Flat average loans
High single-digit growth in average deposits
Revenue
Growth
Modest decline expected in Q4 revenues due to seasonality
and Prime/LIBOR risk
Cost
Management
Capital
Management
Continue $0.375 quarterly dividend
No share repurchases until economic outlook improves
Credit
Expectations
Allowance at 9/30/08 consistent with outlook for $7.2 billion in managed charge-offs over the next 12 months
2008 Outlook
Low single-digit decline in ending loans
Double-digit growth in ending deposits
Low-to mid-40%’s efficiency ratio
2008 OpEx around $6.2B
TCE ratio above 5.5-6.0% target
Continued economic weakness
US Card charge-off rate around 7% for
Q408
Low-to-mid single digits
Revenue trends will drive efficiency ratio -- Q4 efficiency ratio expected to trend higher

Despite continuing economic headwinds, Capital One remains well positioned to deliver value through the cycle
Strong Position Decisive Actions
• Resilient businesses
• Conservatism imbedded in underwriting
decisions
• Strong balance sheet
– Substantial and growing deposit base
– Broad funding flexibility
– Fortified liquidity
– Strong capital position
• Pulled back on loan growth across all
businesses
– Tightened underwriting
– Recalibrated underwriting models and approaches
• Retrenched and repositioned Auto Finance
• Pulled back or exited least resilient businesses
• Increased collections intensity
• Aggressively managing costs
• Raised equity capital from a position of strength